UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

CLIMB BIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 145 Wellesley Hills, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 857-2596

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLYM	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 11, 2026, Climb Bio, Inc. (the “Company”) announced initial data from the ongoing Phase 1b portion of its Phase 1b/2a study evaluating budoprutug, an anti-CD19 monoclonal antibody, in adults with primary immune thrombocytopenia (“ITP”):

•

The Phase 1b portion of the Phase 1b/2a study (NCT07043946) is evaluating three ascending doses (250 mg, 500 mg and 1000 mg) of intravenous budoprutug, administered in two doses 14 days apart, in adults with primary ITP who have received at least one prior therapy.

•	As of June 1, 2026, 15 patients had been enrolled across the 250 mg (n=6) and 500 mg (n=9) dose cohorts, median follow-up was 38 weeks and 12 weeks for the 250 mg and 500 mg cohorts, respectively.

•	Patients enrolled were heavily pretreated, with a median of 6 to 7.5 prior lines of therapy and disease duration ranging from 0.5 to 40 years.

•

Budoprutug was generally well tolerated at both the 250 mg and 500 mg dose levels, with no serious adverse events, no treatment discontinuations due to adverse events, and no infusion related reactions; all adverse events were Grade 1 to Grade 2.

•	In the 250 mg dose cohort, B-cell levels were depleted by an average of over 90% by Week 4 and mean platelet count increased by 111,000 platelets/µL at Week 24.

•	Durable platelet responses were achieved in four out of six patients in the 250 mg dose cohort, with two out of six patients experiencing platelet levels ≥100 x 103/µL for over 24 weeks.

•	Of the four patients who had previously been treated with rituximab, three responded to treatment with budoprutug, two with durable and complete responses.

•	Results to date support continued clinical evaluation of budoprutug in ITP; enrollment in the 1000 mg cohort is ongoing.

The ongoing Phase 1b/2a study is evaluating budoprutug in patients with primary ITP to inform dose and regimen selection and assess safety and the depth and duration of platelet response and B-cell depletion. The Company expects to announce additional data from the study by year-end 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for the Company; expectations regarding the therapeutic benefits, clinical potential and clinical development of budoprutug; the anticipated timelines for announcing data from the Company’s ongoing and planned clinical trials; the anticipated timelines for enrolling patients in the Company’s ongoing and planned clinical trials; plans for the development strategy for budoprutug; potential commercial opportunity for budoprutug in immune thrombocytopenia; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “suggest,” “target,” “would,” “will,” “working” and similar expressions. Forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: the ability of the Company to timely and successfully achieve or recognize the anticipated benefits of its acquisition of Tenet Medicines, Inc. and its technology transfer and exclusive license agreement with Beijing Mabworks Biotech Co., Ltd.; the Company’s ability to advance budoprutug and CLYM116 on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring boards; replicating in clinical trials positive results found in early-stage clinical trials or nonclinical studies; competing successfully with other companies that are seeking to develop treatments for primary membranous nephropathy, immune thrombocytopenia, systemic lupus erythematosus, IgA nephropathy and other immune-mediated diseases; maintaining or protecting intellectual property rights related to budoprutug, CLYM116 and/or its other product candidates; managing expenses; changes in applicable laws or regulation; the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; and raising the substantial additional capital needed, on the timeline necessary, to continue development of budoprutug, CLYM116 and any other product candidates the Company may develop. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Climb Bio, Inc.

Date: June 11, 2026	By:	/s/ Aoife Brennan
Aoife Brennan, M.B., Ch.B.
President and Chief Executive Officer